UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2008

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9275 S.W. Peyton Lane, Wilsonville, OR 97070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 570-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 25, 2008, Movie Gallery, Inc. (the “Company”) decided to replace Ernst &Young LLP (“E&Y”) as its independent registered public accounting firm with respect to the audit of the Company’s financial statements for the fiscal year ending January 4, 2009. Such termination will be effective following the completion of E&Y’s audit of the Company’s financial statements for the fiscal year ended January 6, 2008 and its review of the Company’s interim condensed financial statements for the fiscal quarter ended April 6, 2008. Upon completion of E&Y’s services, the Company will file an amendment to this Current Report on Form 8-K to report the specific effective date of the termination and update the disclosures required by Items 304(a)(1)(iv) and (v) of Regulation S-K through that date.

On November 25, 2008, the Company engaged Burr, Pilger & Mayer LLP (“BPM”) as its independent registered public accounting firm for its fiscal year ending January 4, 2009.

The decision to replace E&Y and engage BPM was made and approved by the Audit Committee of the Company’s Board of Directors.

The report issued by E&Y on the Company’s financial statements for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. E&Y has not yet issued its report on the Company’s financial statements for the fiscal year ended January 6, 2008.

During the two most recent fiscal years ended January 6, 2008 and December 31, 2006, and from January 7, 2008 through the date of this Current Report on Form 8-K, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended January 6, 2008 and December 31, 2006, and from January 7, 2008 through the date of this Current Report on Form 8-K, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that management identified material weaknesses in internal controls for the years ended December 31, 2006 and January 6, 2008. The weaknesses identified by management were as follows:

•	The Company did not maintain effective controls over lease accounting (both fiscal years); and

•	The Company did not maintain effective controls over accurately reporting accrued liabilities (fiscal year ended January 6, 2008 only).

For further discussion of the material weakness in controls over lease accounting, see Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Company has provided E&Y with a copy of this disclosure and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from E&Y addressed to the SEC, dated November 26, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years ended January 6, 2008 and December 31, 2006, and from January 7, 2008 through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted BPM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice provided that BPM concluded that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue or (2) any matter that was (a) either the subject of a “disagreement” with E&Y as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (b) a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter, dated November 26, 2008 from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: November 26, 2008	BY:	/s/ Lucinda M. Baier.
Lucinda M. Baier
Senior Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter, dated November 26, 2008 from Ernst & Young LLP to the Securities and Exchange Commission.